AACC

Fourth Quarter and Full Year 2008 Results
Strategic Overview - 2009

February 19, 2009

Forward Looking Statements

This presentation contains forward-looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements include, without limitation, information with respect to future events or our future financial performance, results of operations and businesses, and our financial condition. These forward-looking statements are not guarantees of our future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. Factors that could affect our results and cause them to materially differ from those contained in the forward-looking statements include those that we discuss in "Risk Factors and Forward-Looking Statements" or comparable headings in our annual report filed on Form 10-K, quarterly reports filed on Form 10-Q, and any other reports that we have filed with the SEC.

Executive Summary

- Introduction
- 4Q and full year 2008 performance summary
- Review of macro industry trends
- Operational overview
- Detailed review of 4Q and full year 2008 financials
- 2009 strategic overview
- Q&A

AACC

4Q and Full Year Performance Summary

- Continued economic challenges
  - 4Q revenues contract 11.6%, full-year down 5.6%
  - Expense control offsets revenue decline
  - Net income of $3.8 million, EPS of $0.12 for 4Q
  - FY net income of $15.7 million, EPS of $0.51
- Supply increased, pricing improved modestly – purchases of $32.2 million in 4Q; $155.2 million for full year

Macro Industry Trends

- Deepening recession
  - Increased volatility
  - Expanded bailouts and injections to financial system
  - Consumers' access to credit remains constrained
- Reduced consumer spending/increased savings
- Portfolio pricing shows modest improvement, but we choose to keep a supply of "dry powder"
- Continued discipline in purchasing

Operational Status Report

- Operating expenses reduced 12.3% in 4Q (-360 bps of cash collections)
- Managing capacity utilization
- Account representative productivity
- Focus on quality of people/balancing capacity

Detailed Financial Review

- Cash Collections
  - 4Q08: $83.3 million; 4Q07: $89.1 million
  - FY08: $369.6 million; FY07: $371.2 million
- Revenues
  - 4Q08: $55.0 million; 4Q07: $62.2 million
  - FY08: $234.2 million; FY07: $248.0 million

Detailed Financial Review

- Operating Expenses
  - 4Q08: $46.0 million; 4Q07: $52.4 million (12.3% improvement)
  - 4Q08: 55.2% of cash collections; 4Q07: 58.8% of cash collections
  - FY08: $195.8 million; FY07: $207.6 million (5.6% improvement)
  - FY08: 53.0% of cash collections; FY07: 55.9% of cash collections

Operating Expense Detail

- Salaries and benefits
  - 4Q08: $19.3 million; 4Q07: $19.5 million
  - FY08: $82.8 million; FY07: $82.9 million
- Collections per account representative
  - 4Q08: $34,994; 4Q07: $44,235 (down 20.9%)
  - FY08: $173,209; FY07: $193,000 (down 10.3%)
  - Driven by increasingly difficult collections environment

Operating Expense Detail

- Collections expense
  - 4Q08: $21.1 million; 4Q07: $26.4 million (20.1% improvement)
  - FY08: $90.0 million; FY07: $99.4 million (9.5% improvement)
  - Driven primarily by reduced legal collection costs
- Occupancy Cost
  - 4Q08: $1.9 million; 4Q07: $2.1 million (10.3% improvement)
  - FY08: $7.7 million; FY07: $9.1 million (15.4% improvement)
  - Driven by consolidation of two call centers in 2007

Operating Expense Detail

- Administrative expense
  - 4Q08: $2.4 million; 4Q07: $2.7 million
  - FY08: $10.5 million; FY07: $10.5 million
- Interest Expense
  - 4Q08: $3.1 million; 4Q07: $3.4 million
  - FY08: $13.0 million; FY07: $8.1 million
  - Increase in full-year interest expense due to higher average borrowings during 2008

Bottom Line Results

- Net Income
  - 4Q08: $3.8 million; 4Q07: $4.0 million
  - FY08: $15.7 million; FY07: $20.4 million
- EPS:
  - 4Q08: $0.12 per diluted share; 4Q07: $0.13 per diluted share
  - FY08: $0.51 per diluted share; FY07: $0.63 per diluted share

AACC

Revenue Detail

- Purchased receivable revenue
  - 4Q08: $54.9 million; 4Q07: $61.4 million (down 10.6%)
  - FY08: $232.9 million; FY07: $245.7 million (down 5.2%)
- Impairments:
  - 4Q08: $4.6 million; 4Q07: $0.9 million
  - FY08: $13.0 million; FY07: $24.4 million
  - Most significant impairments from Q1 2006 aggregate pool; remainder from approximately 30 pools, with slightly more than half from 2004

Revenue Detail

- Amortization rate
  - 4Q08: 34.2%; 4Q07: 31.2%
  - FY08: 37.0%; FY07: 33.8%
- Collections on zero basis (fully amortized) pools:
  - 4Q08: $17.7 million; 4Q07: $20.4 million (down 13.3%)
  - FY08: $78.6 million; FY07: $82.0 million (down 4.2%)

Cash Flow

- Adjusted EBITDA
  - 4Q08: $38.9 million; 4Q07: $38.5 million (up 1.2%)
  - FY08: $179.7 million; FY07: $169.8 million (up 5.8%)
- Cash flow used to fund purchases and pay down debt
- Balance sheet highlights:
  - Cash: $6.0 million, down from $10.5 million
  - Purchased receivables: $361.8 million, up from $346.2 million
  - Borrowings: $181.6 million, down from $191.3 million

2009 Outlook

Executive Summary

- In the years leading up to 2008, prices and liquidation rates in the debt buying space were generally increasing.
- With the collapse of the credit markets and subsequent economic contraction in the second half of 2008, a new dynamic has emerged in our industry, which brings with it both challenges and opportunities.
- In order to best capture the opportunities and manage through the challenges, we have created a model ("Econometric Scenario Projection Model or ESP") which projects expected trends in industry pricing, volumes, and liquidation rates.
- The model utilizes leading indicators which have historically correlated well with these critical industry metrics to forecast their probable direction in the next few quarters.
- Our current projections indicate that delaying substantial purchasing activity in the near term, and potentially increasing in the medium term, could result in superior collections-to-price multiples in the future.

Econometric Scenario Projection (ESP)

Both prices and liquidation rates are expected to continue declining over the next several quarters



2006 H1 A
2006 H2 A
2007 H1 A
2007 H2 A
2008 H1 A
2008 H2 A
2009 H1 E
2009 H2 E
2010 H1 E
2010 H2 E
Estimated Charge-Off Volume
Pricing
Liquidation Performance

Purchasing Opportunities

This dynamic may drive increasingly attractive price to lifetime collections multiples going forward



~3x
~5x
2006 H1 A
2006 H2 A
2007 H1 A
2007 H2 A
2008 H1 A
2008 H2 A
2009 H1 E
2009 H2 E
2010 H1 E
2010 H2 E
Lifetime Collections to Price Multiple
Pricing
Vintage Lifetime Liquidation

Funding Cost Adjusted Yield Horizon

Expanding and re-pricing our existing credit facility would result in substantial margin erosion given current conditions in the credit markets


Gross IRR
Cost to Collect
Gross IRR Net of Cost to Collect
Current Cost of Funding
Current Net IRR
Cost of Incremental Funding
Net IRR with Incremental Funding

ESP: Overview of Methodology

- Identify metric of interest for projection ("Dependent Variable")
- Identify potential leading indicators to forecast the Dependent Variable ("Independent Variables")
- Using historical data, analyze the performance of the various Independent Variables in forecasting the Dependent Variable, and select the ones that perform best
- Use the selected Independent Variables to forecast expected future trends in the Dependent Variable

Example - Pricing


Actual
Projection
Observed Price
ESP Model
Q1'03
Q4'08
Q1'09
Q4'10

Model Performance

• Coefficient of Correlation (r)	0.79
• Coefficient of Determination (R^2)	0.63
• Significance	> 99.9%

Our Strategy: Near Term Actions

- Conserve investment capital in anticipation of price improvement in late 2009 / early 2010
- Increase purchasing towards late 2009 through 2010 while continuing to update and monitor our ESP model
- Continue driving operational efficiencies to offset deteriorating liquidation rates

Question and Answer